                             MODIFICATION AGREEMENT


         THIS MODIFICATION AGREEMENT, dated as of March 30, 2001 by and between FIRST UNION COMMERCIAL CORPORATION, with a place of business at 1339 Chestnut Street, Philadelphia, Pennsylvania 19107-3579 (hereinafter called "Lender") and CD&L, Inc., CLAYTON/NATIONAL COURIER SYSTEMS, INC., NATIONAL EXPRESS COMPANY, INC., CLICK MESSENGER SERVICE, INC., CLICK MESSENGER SERVICE OF N.Y., INC., OLYMPIC COURIER SYSTEMS, INC., SECURITIES COURIER CORPORATION, SILVER STAR EXPRESS, INC., KBD SERVICES, INC., FIRST CHOICE COURIER AND DISTRIBUTION SYSTEMS, INC. ("First Choice"), REGIONAL EXPRESS III, INC. ("REI") and MANTECA ENTERPRISES, INC. ("Manteca"), (hereinafter sometimes individually and collectively called "Borrower").

                                   BACKGROUND

         A. The Lender and the Borrower are parties to that certain Loan and Security Agreement dated July 14, 1997 (as amended from time to time, the "Loan Agreement').

         B. As of the date hereof, the Lender has agreed to waive certain existing financial covenant defaults related to Cash Flow Leverage Ratio, Minimum EBITDA, and Fixed Charge Coverage Ratio (collectively, the "Existing Events of Default") and the Lender and the Borrower have agreed to amend certain of the financial covenants set forth in the Loan Agreement and to otherwise modify the provisions of the Loan Agreement and the other Loan Documents as set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto adopt the above recitals and agree as follows:

1. Capitalized terms not defined herein but defined in the Loan Agreement shall have the same meanings ascribed to such terms in the Loan Agreement.

2. The definition of "Authorized Asset Sale" set forth in Section 1.6A of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                           1.6A "Authorized Asset Sale" means the sale by the
                  Borrower on or before March 31, 2001 of the assets of Sureway Air Traffic Corporation including the stock of Sureway Logistics Corporation and Darobin Freight Forwarding Company, Inc. (together, "Sureway") for an aggregate gross price in cash of no less than $11,300,000 and otherwise on terms and conditions satisfactory to the Lender in its sole discretion.

3. The definition of "Advance Dollar Limit " as set forth in Section 1.4 of the Loan Agreement is hereby is hereby amended and restated in its entirety as follows:

                           1.4 "Advance Dollar Limit" means (A) Fifteen Million
                  and no/100 ($15,000,000) Dollars; or (B) such lesser amount as the maximum amount of the revolving credit facility provided for herein may be reduced in accordance with paragraph 7.10 hereof.

4. The definition of "Borrowing Base" as set forth in Section 1.9 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                           1.9 "Borrowing Base" means the lesser of: (A) the
                  Advance Dollar Limit; or (B) the net of (i) the Eligible Loan Value of Eligible Accounts, minus (ii) the Debenture Reserve Amount, minus (iii) the Excess Availability Reserve.

5. The definition of "Expiration Date" as set forth in Section 1.29 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                           1.29 "Expiration Date" means the earlier to occur of:
                  (a) the date upon which the Lender shall declare an Event of Default under the Obligations and accelerate the same in accordance with this Agreement; or (b) July 31, 2002.

6. The definition of "Aggregate Advance Dollar Limit" set forth in Section 1.83 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                           1.83 "Aggregate Advance Dollar Limit" means Fifteen
                  Million and no/100 Dollars ($15,000,000.00).

7. Paragraph 2.7(f) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                           (f) Excess Availability. After each proposed Advance
                  (after taking into consideration such proposed Advance) Borrower shall have Excess Availability (the "Excess Availability Reserve") of Five Million Dollars ($5,000,000). The amount of the Excess Availability Reserve will be deducted from the Advance Dollar Limit for purposes of calculating the Unused Commitment Fee.

8. Article IIA is hereby amended and restated in its entirety as follows:

                                      IIA

                              Authorized Asset Sales

                           2A.1 Authorized Asset Sales. Notwithstanding anything
                  to the contrary set forth in the Loan Agreement, from time to time on or before March 31, 2001 the Borrower may propose to sell Sureway for an aggregate gross cash price of no less than $11,300,000 and otherwise on terms and conditions satisfactory to the Lender in its sole discretion.

                           2A.2 Cash Proceeds of Authorized Asset Sales. The
                  cash proceeds of the Authorized Asset Sales shall be utilized by the Borrower as follows:

                                    (a) The balance of proceeds after taking
                  into account authorized expenditures as set forth below shall be applied by the Borrower as a reduction to the Obligations.

                                    (b) As of April 2, 2001, $1,000,000 to
                  reduce the Borrower's obligations to the holders of Subordinated Debt outstanding pursuant to that certain Senior Subordinated Loan Agreement dated January 29, 1999 (collectively, the "Senior Subordinated Noteholders") with an additional one million dollars ($1,000,000.00) authorized to be paid by the Borrower in future to the Senior Subordinated Noteholders from availability, if any, under the Credit Agreement if: (i) no Event of Default has occurred under the Credit Agreement; and (ii) the Borrower has at all times maintained the Excess Availability Reserve, in four equal quarterly installments of $250,000 on each of August 15, 2001, November 15, 2001, May 15, 2002, and August 15, 2002.
                  Notwithstanding the foregoing, the payments to the Senior Subordinated Noteholders as authorized herein shall not in any way be deemed to have modified the validity and effect of the subordination agreements in place relative to the Subordinated Debt and the Lender shall continue to have all rights and remedies available to it as a senior creditor thereunder.

9. Paragraphs 7.2(B) and (D) of the Loan Agreement are hereby amended and restated in their entirety as follows:

                           (B) Cash Flow Leverage Ratio. Borrower, on a consolidated basis, will not allow its Cash Flow Leverage Ratio, calculated at the end of each fiscal quarter, to be more than:

                                    (i)     4.98 to 1.0 for the reporting period
                                            ending March 31, 2001;

                                    (ii)    4.36 to 1.0 for the reporting period
                                            ending June 30, 2001;

                                    (iii)   4.02 to 1.0 for the reporting period
                                            ending September 30, 2001;

                                    (iv)    3.63 to 1.0 for the reporting period
                                            ending December 31, 2001; and

                                    (v)     3.25 to 1.0 for each reporting
                                            period thereafter.


                                    Such ratios shall be calculated on a rolling four quarter basis; provided, however, that with respect to fiscal quarters of the Borrower ending on March 31, 2001 through September 30, 2001, notwithstanding the definition of EBITDA, for purposes of calculating the foregoing ratio, EBITDA shall be calculated on an annualized basis for the quarters ending on and after March 31, 2001; for example:

                                    (i)     for the quarter ending March 31,
                                            2001, EBITDA shall be calculated
                                            based upon the income and expenses
                                            of Borrower for said quarter times 4
                                            rather than for the 12 month period
                                            ending March 31, 2001;

                                    (ii)    for the quarter ending June 30,
                                            2001, EBITDA shall be calculated
                                            based upon the income and expenses
                                            of Borrower for the quarters ending
                                            March 31, 2001 and June 30, 2001
                                            times 2; and

                                    (iii)   for the quarter ending September 30,
                                            2001, EBITDA shall be calculated
                                            based upon the income and expenses
                                            of Borrower for the quarters ending
                                            March 31, 2001 and June 30, 2001 and
                                            September 30, 2001 divided by 3 and
                                            multiplied by 4.

                                    For the quarter ending December 31, 2001, and each quarter thereafter, EBITDA shall be calculated on the income and expenses of Borrower for the 4 quarters ending on such date.

                           (D) Fixed Charge Coverage Borrower, on a consolidated basis, will not allow its Fixed Charge Coverage Ratio, calculated at the end of each fiscal quarter, to be less than:

                                    (i)    0.94 to 1.00 for the reporting period
                                           ending March 31, 2001;

                                    (ii)   0.68 to 1.00 for the reporting period
                                           ending June 30, 2001;

                                    (iii)  0.55 to 1.00 for the reporting period
                                           ending September 30, 2001;

                                    (iv)    0.55 to 1.00 for the reporting
                                            period ending December 31, 2001; and

                                    (v)     1.40 to 1.00 for each reporting
                                            period thereafter.

                           Such ratios shall be calculated on a rolling four quarter basis; provided, however, that with respect to fiscal quarters of the Borrower ending on March 31, 2001 through September 30, 2001, notwithstanding the definition of EBITDA, for purposes of calculating the foregoing ratio, EBITDA shall be calculated as follows:

                                    (i)     for the quarter ending March 31,
                                            2001, the ratio shall be calculated
                                            as (A)(i) EBITDA calculated based
                                            upon the income and expenses of
                                            Borrower for the three (3) months
                                            ending on such date minus (ii) all
                                            unfunded Capital Expenditures,
                                            dividends, and taxes paid during the
                                            three (3) months ending on said date
                                            divided by (B) the sum of (i) the
                                            current portion of long-term debt
                                            paid or scheduled to be paid during
                                            the three (3) months ending on such
                                            date plus (ii) the interest expense
                                            for the three (3) months ending on
                                            said date;

                                    (ii)    for the quarter ending June 30,
                                            2001, the ratio shall be calculated
                                            as (A)(i) EBITDA calculated based
                                            upon the income and expenses of
                                            Borrower for the six (6) months
                                            ending on such date minus (ii) all
                                            unfunded Capital Expenditures,
                                            dividends, and taxes paid during the
                                            six (6) months ending on said date
                                            divided by (B) the sum of (i) the
                                            current portion of long-term debt
                                            paid or scheduled to be paid during
                                            the six (6) months ending on such
                                            date plus (ii) the interest expense
                                            for the six (6) months ending on
                                            said date; and

                                    (iii)   for the quarter ending September 30,
                                            2001, the ratio shall be calculated
                                            as (A)(i) EBITDA
                           calculated based upon the income and expenses of Borrower for the nine (9) months ending on such date minus (ii) all unfunded Capital Expenditures, dividends, and taxes paid during the nine (9) months ending on said date divided by (B) the sum of (i) the current portion of long-term debt paid or scheduled to be paid during the nine (9) months ending on such date plus (ii) the interest expense for the nine (9) months ending on said date;

         10. Paragraphs 7.2A of the Loan Agreement are hereby amended and restated in their entirety as follows

                                 Minimum EBITDA
                                 --------------

                           7.2A Minimum EBITDA. Borrower, on a consolidated
                  basis, will not allow its EBITDA calculated at the end of each fiscal quarter, to be less than:

                                    (i)     $1,367,000 for the three-month
                                            period ending March 31, 2001;

                                    (ii)    $1,712,000 for the three-month
                                            period ending June 30, 2001;

                                    (iii)   $2,030,000 for the three-month
                                            period ending September 30, 2001;
                                            and

                                    (iv)    $2,397,000 for the three-month
                                            period ending December 31, 2001.


         Borrower will certify compliance with the Minimum EBITDA requirements set forth above within forty five (45) days of the fiscal quarter ending March 31, 2001 and within forty five (45) days of each fiscal quarter ending thereafter.

         11. Notwithstanding anything to the contrary set forth in the Loan Agreement or any other Loan Document, pricing of the Revolving Loans (including letters of credit) will be set in accordance with the performance matrix supplied by the Lender in connection with the Loan Agreement and, in addition, will include an early termination fee of one quarter of one percent (0.25%) if paid before the Expiration Date.

         12. The Borrower shall not pay any fees or similar charges for the modification of the Senior Subordinated Loan Agreement nor the waiver of any covenant violations under the Senior Subordinated Loan Agreement as of March 30, 2001. As of March 30, 2001, the Borrower shall have agreed with the Senior Subordinated Noteholders to: (i) waive any and all defaults occurring under the Senior Subordinated Loan Agreement and reduce the interest rate on the Senior Subordinated Debt to twelve percent (12%) per annum if the Borrower is in Compliance with the Senior Subordinated Loan Agreement as amended on March 30, 2001.

         13. Provided that the Borrower is in compliance with the Loan
Agreement: (a) the Borrower may draw Advances totaling no more than $50,000.00 to pay Subordinated Convertible Debentures coming due prior to the Expiration Date; and (b) the Borrower may pay Seller Indebtedness coming due to the extent, and only the extent, that: (A) the Borrower is in compliance with the Borrowing Base and has borrowing availability after giving effect to any proposed Seller Indebtedness payment of no less than $500,000.00; (B) the Borrower is current on its account payables within stated terms; and (C) the Lender shall have received a current accounts payable aging together with prior notice of no less than one week of any proposed Seller Indebtedness payment and the Borrower shall have permitted the Lender to conduct an accounts payables audit of such aging if requested by the Lender prior to the payment of the proposed Seller Indebtedness. Such allowance for the payment of subordinated debt will in no way affect the provisions of existing subordination and related agreements in effect with respect to the Subordinated Convertible Debentures and the Seller Indebtedness.

         14. The effectiveness of this Modification Agreement is expressly conditioned upon the Borrower's satisfaction of each of the following conditions precedent:

                  (a) the Borrower shall have obtained waivers of any covenant violations as of March 30, 2001 under any agreement evidencing Subordinated Debt, including the Senior Subordinated Loan Agreement, together with amendments of such covenants on an ongoing basis, which amendments are acceptable to the Lender;

                  (b) the Borrower shall have paid to the Lender a non-refundable amendment fee of $50,000;

                  (c) the Borrower shall have paid and/or reimbursed the Lender for the amount of any counsel, audit, or related fees and expenses accrued by the Lender on or prior to the date the Borrower executes this Modification Agreement; and

                  (d) the Borrower shall have assigned and delivered to the Lender each of the original notes executed by the buyers in connection with the Sureway transaction.

         15. Release. Each of the Borrowers (collectively, jointly, and severally, the "CDL Group"), on behalf of themselves, and all persons and entities claiming by, through, or under any one or more of them, hereby release, waive and forever discharge the Lender and all of the Lender's officers, directors, attorneys, agents, affiliates, employees and successors and assigns (collectively, the "Bank Group"), of, from, and with respect to any and all manner of action and actions, cause and causes of actions, suits, disputes, claims, counterclaims and/or liabilities, cross claims, defenses, and any claims for avoidance or other remedies available to a debtor, its estate or any trustee or representatives thereof, whether now known or unknown, suspected or unsuspected, past or present, asserted or unasserted, contingent or liquidated, whether or not well founded in fact or law, whether in contract, in tort or otherwise, at law or in equity, which the CDL Group had or now has, claims to have had, now claims to have or hereafter can, shall or may claim to have against the Bank Group, for or by reason of any cause, matter, or thing whatsoever , including any claims based upon, relating to or arising out of any and all transactions, relationships or dealings with or loans made to the Borrower prior to the date hereof. This provision shall survive any termination of this Modification Agreement.

         16. Borrower represents that:

                  (a) each and every representation heretofore made by Borrower in the Loan Agreement and the other Loan Documents is true and correct as of the date of this Modification Agreement, except that the representations as to the financial condition of the Borrower are deemed to be updated to reflect the financial condition of Borrower as of the date of the most recent financial statements furnished to Lender;

                  (b) no consent or approval of, or exemption by any Person is required to authorize, or is otherwise required in connection with the execution and delivery of this Modification Agreement and the other Loan Documents provided for herein, which has not been obtained and which remains in full force and effect;

                  (c) Borrower has the power to execute, deliver and carry out this Modification Agreement and all documents executed in connection herewith, and this Modification Agreement and such documents are valid, binding and enforceable as against Borrower in accordance with their terms;

                  (d) to the best of the knowledge of the Borrower and its senior management, no material adverse change in the financial condition of Borrower has occurred since the date of the most recent financial statements of Borrower submitted to Lender, and the information contained in said statements and reports is true and correctly reflects the financial condition of Borrower as of the dates of the statements and reports, and such statements and reports have been prepared in accordance with GAAP and do not contain any material misstatement of fact or omit to state any facts necessary to make the statements contained therein not misleading; and

                  (e) after taking into account the Lender's waiver of the Existing Covenant Defaults, no Default or Event of Default exists under the Loan Agreement.

         17. Borrower hereby confirms the security interests and liens granted by Borrower to Lender in and to the Collateral in accordance with the Loan Agreement and other Loan Documents as security for its Obligations to Lender.

         18. Borrower agrees to pay any and all expenses, including reasonable counsel fees and disbursements, incurred by Lender in connection with the preparation, negotiation and execution of this Modification Agreement and all other Loan Documents provided for herein.

         19. This Modification Agreement is intended to supplement and modify the Loan Agreement as modified between Lender and Borrower and the rights and obligations of the parties under the Loan Agreement shall not in any way be vacated, modified or terminated except as herein provided. All terms and conditions contained in each and every agreement or promissory note or other evidence of indebtedness of Borrower to Lender are incorporated herein by reference. If there is a conflict between any of the provisions heretofore entered into and provisions of this Modification Agreement, then the provisions of this Modification Agreement shall govern.

         20. This Modification Agreement shall be construed in accordance with the substantive laws of the State of New Jersey without regard to conflicts of laws.

         21. This Modification Agreement may be executed by one or more of the parties on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same document.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Modification Agreement to be executed and delivered by their duly authorized officers as of the day and year first-above written.


                                  CD&L, INC.


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------



                                  CLAYTON/NATIONAL COURIER
                                           SYSTEMS, INC.


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------



                                  NATIONAL EXPRESS COMPANY, INC.


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------



                                  CLICK MESSENGER SERVICE, INC.


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                  CLICK MESSENGER SERVICE OF
                                           N.Y., INC.


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------



                                  OLYMPIC COURIER SYSTEMS, INC.


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------



                                  SECURITIES COURIER CORPORATION


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------



                                  SILVER STAR EXPRESS, INC.


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                  KBD SERVICES, INC.


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------



                                  FIRST CHOICE COURIER AND
                                         DISTRIBUTION SYSTEMS, INC.


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------


                                  REGIONAL EXPRESS III, INC.


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------


                                  MANTECA ENTERPRISES, INC.


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------


                                  FIRST UNION COMMERCIAL CORPORATION


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------